Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended June 30, 2017
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB, PEIPRC

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
June 30, 2017

Table of Contents
Introduction
Definitions	1
Company Information	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations - Quarters and Six Months Ended June 30, 2017 and June 30, 2016	4
Computation of Earnings Per Share	5
Net Operating Income - Quarters and Six Months Ended June 30, 2017 and June 30, 2016	6
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended June 30, 2017 and June 30, 2016	7
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended June 30, 2017 and June 30, 2016	8
Funds From Operations and Funds Available For Distribution - Quarters and Six Months Ended June 30, 2017 and June 30, 2016	11
Operating Statistics
Leasing Activity Summary - Quarter Ended June 30, 2017	12
Leasing Activity Summary - Six Months Ended June 30, 2017	13
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	14
Mall Occupancy Percentage and Sales Per Square Foot	15
Top Twenty Tenants	16
Lease Expirations	17
Property Information	18
Anchor Replacement Summary	22
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	23
Investment in Real Estate - Consolidated Properties	25
Investment in Real Estate - Equity Method Investments	26
Property Redevelopment Table	27
Capital Expenditures	28
Debt Analysis	29
Debt Schedule	30
Selected Debt Ratios	31
Forward Looking Statements	32

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three and six months ended June 30, 2017 and 2016 to show the effect of loss on hedge ineffectiveness and provision for employee separation expense which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expenses, provision for employee separation expense, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 28 retail properties, of which 24 are operating retail properties and four which are development or redevelopment properties. The 24 operating retail properties have a total of 19.3 million square feet and include 20 shopping malls and four other retail properties.
The above property counts do not include Logan Valley Mall in Altoona, Pennsylvania and Valley View Mall in La Crosse, Wisconsin because these properties were classified as “held for sale” as of June 30, 2017.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
TRADING INFORMATION	2017	2016	2016	2015
Common Shares
High Price per share	$15.34	$23.99	$25.67	$25.34
Low Price per share	$10.00	$20.36	$16.42	$18.65
Closing Share Price (at the end of period)	$11.32	$21.45	$18.96	$21.87
Series A Preferred Shares
High Price per share	$25.65	$26.50	$26.50	$27.62
Low Price per share	$25.05	$25.71	$24.80	$24.23
Closing Share Price (at the end of period)	$25.36	$26.38	$25.29	$25.81
Series B Preferred Shares
High Price per share	$25.83	$26.37	$26.71	$26.89
Low Price per share	$24.88	$25.55	$22.46	$25.09
Closing Share Price (at the end of period)	$25.47	$26.20	$25.00	$25.65
Series C Preferred Shares
High Price per share	$27.78	N/A	N/A	N/A
Low Price per share	$24.27	N/A	N/A	N/A
Closing Share Price (at the end of period)	$26.40	N/A	N/A	N/A
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,809	69,474	69,553	69,197
OP Units Outstanding	8,313	8,326	8,313	8,338
Total Common Shares and OP Units Outstanding	78,122	77,800	77,866	77,535
Equity Market Capitalization—Common Shares and OP Units	$884,341	$1,668,810	$1,476,339	$1,695,690
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	N/A	N/A	N/A
Total Equity Market Capitalization	$1,258,091	$1,870,060	$1,677,589	$1,896,940
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,269,044	$1,439,601	$1,428,894	$1,588,654
Unsecured Debt Balance (2) (3)	602,000	485,000	547,000	465,000
Debt Capitalization	1,871,044	1,924,601	1,975,894	2,053,654
TOTAL MARKET CAPITALIZATION	$3,129,135	$3,794,661	$3,653,483	$3,950,594
Equity Capitalization/Total Market Capitalization	40.2%	49.3%	45.9%	48.0%
Debt Capitalization/Total Market Capitalization	59.8%	50.7%	54.1%	52.0%
Unsecured Debt Balance/Total Debt	32.2%	25.2%	27.7%	22.6%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(4)	$—	$—	$—
Non-Dividend Distributions	(4)	0.21	0.84	0.84
Distributions per common share	$0.21	$0.21	$0.84	$0.84
Annualized Dividend Yield (5)	7.4%	3.9%	4.4%	3.8%
CAPITAL RESOURCES
Cash and Cash Equivalents	$42,144	$30,114	$21,892	$37,754
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(52,000)	(85,000)	(147,000)	(65,000)
Letter of Credit	(15,786)	(7,400)	—	(7,852)
Available Revolving Facility (6)	332,214	307,600	253,000	327,148
Term Loans	550,000	550,000	550,000	400,000
Amount Borrowed	(550,000)	(400,000)	(400,000)	(400,000)
Available Term Loans (6)	—	150,000	150,000	—
TOTAL	$374,358	$487,714	$424,892	$364,902
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
(1) Includes consolidated mortgage debt, held for sale mortgage debt and our share of mortgage debt from equity method investments.
(2)The unsecured debt balance includes a Revolving Facility balance of $52,000 as of June 30, 2017, $147,000 as of December 31, 2016, $85,000 as of June 30, 2016, and $65,000 as of December 31, 2015.
(3)The unsecured debt balance includes a Term Loan balance of $550,000 as of June 30, 2017, and $400,000 as of December 31, 2016, June 30, 2016 and December 31, 2015.
(4)Tax status of 2017 dividend payments will be available in January 2018.
(5)Based on closing share price at the end of the period.
(6)The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $550.0 million aggregate Term Loans, is an aggregate of $183.4 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters ended June 30, 2017 and 2016
(in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
REVENUE:
Base rent	$56,769	$61,243	$114,204	$128,236
Expense reimbursements	26,984	28,870	55,081	60,004
Percentage rent	326	385	630	836
Lease termination revenue	1,791	16	2,272	251
Other real estate revenue	2,540	2,225	4,647	4,868
Total real estate revenue	88,410	92,739	176,834	194,195
Other income	840	1,514	1,680	2,030
Total revenue	89,250	94,253	178,514	196,225
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(28,261)	(30,496)	(58,213)	(64,685)
Utilities	(4,140)	(4,137)	(7,963)	(8,463)
Other property operating expenses	(2,825)	(2,899)	(6,030)	(7,495)
Total property operating expenses	(35,226)	(37,532)	(72,206)	(80,643)
Depreciation and amortization	(32,928)	(31,662)	(64,686)	(65,397)
General and administrative expenses	(9,232)	(8,883)	(18,273)	(17,469)
Provision for employee separation expense	(1,053)	(658)	(1,053)	(1,193)
Project costs and other expenses	(85)	(243)	(397)	(294)
Total operating expenses	(78,524)	(78,978)	(156,615)	(164,996)
Interest expense, net (1)	(14,418)	(17,067)	(29,756)	(36,413)
Impairment of assets	(53,917)	(14,118)	(53,917)	(14,724)
Total expenses	(146,859)	(110,163)	(240,288)	(216,133)
Loss before equity in income of partnerships and gains on sales interests in real estate	(57,609)	(15,910)	(61,774)	(19,908)
Equity in income of partnerships	4,154	4,192	7,890	8,075
(Loss) gains on sales of interests in real estate, net	(308)	20,887	(365)	22,922
Gain on sale of interest in non operating real estate	486	—	486	9
Net (loss) income	(53,277)	9,169	(53,763)	11,098
Less: net loss attributed (income available) to noncontrolling interest	5,669	(982)	5,721	(1,190)
Net (loss attributable) income available to PREIT	(47,608)	8,187	(48,042)	9,908
Less: preferred share dividends	(7,067)	(3,962)	(13,272)	(7,924)
Net (loss attributable) income available to PREIT common shareholders	$(54,675)	$4,225	$(61,314)	$1,984

(1)
Net of capitalized interest expense of $1,718 and $668 for the quarters ended June 30, 2017 and 2016, and respectively, and $3,149 and $1,370 for the six months ended June 31, 2017 and 2016, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net (loss) income	$(53,277)	$9,169	$(53,763)	$11,098
Noncontrolling interest	5,669	(982)	5,721	(1,190)
Dividends on preferred shares	(7,067)	(3,962)	(13,272)	(7,924)
Dividends on unvested restricted shares	(88)	(76)	(185)	(160)
Net (loss) income used to calculate loss per share - basic and diluted	$(54,763)	$4,149	$(61,499)	$1,824

Basic and diluted loss per share:	$(0.79)	$0.06	$(0.89)	$0.03

Weighted average shares outstanding - basic	69,307	69,091	69,263	69,032
Weighted average effect of common share equivalents (1)	—	68	—	125
Total weighted average shares outstanding - diluted	69,307	69,159	69,263	69,157

(1)
The Company had net losses used to calculate earnings per share for the quarter and six months ended June 30, 2017. therefore, the effect of common share equivalents of 0 and 57 for the quarter and six months ended June 30, 2017, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarters Ended June 30, 2017 and 2016
(in thousands)

	Same Store Net Operating Income (1)
	Net Operating Income				Excluding lease termination revenue
			Change				Change
	2017	2016	$	%	2017	2016	$	%
Quarter ended March 31	$59,094	$59,111	$(17)	—%	$58,574	$58,930	$(356)	(0.6)%
Quarter ended June 30	60,152	59,961	191	0.3%	58,325	59,900	(1,575)	(2.6)%
Average (2)	$119,246	$119,072	$174	0.1%	$116,899	$118,830	$(1,931)	(1.6)%

(1)	Includes our share of NOI from equity method investments.

(2)
Computed by averaging the Same Store NOI from the quarters ended March 31 and June 30, 2017 and 2016. Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.

Net Operating Income Reconciliation

	Quarter Ended June 30,
	Same Store		Change		Non Same Store		Total
	2017	2016	$	%	2017	2016	2017	2016
NOI from consolidated properties	$52,979	$52,131	$848	1.6%	$205	$3,076	$53,184	$55,207
NOI attributable to equity method investments, at ownership share	7,173	7,830	(657)	(8.4)%	2,573	1,524	9,746	9,354
Total NOI	$60,152	$59,961	$191	0.3%	$2,778	$4,600	$62,930	$64,561
Less: lease termination revenue	1,827	61	1,766	N/A	35	—	1,862	61
Total NOI - excluding lease termination revenue	$58,325	$59,900	$(1,575)	(2.6)%	$2,743	$4,600	$61,068	$64,500

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended June 30, 2017 and 2016
(in thousands)

	2017	2016
Net (loss) income	$(53,277)	$9,169
Other income	(840)	(1,514)
Depreciation and amortization	32,928	31,662
General and administrative expenses	9,232	8,883
Provision for employee separation expense	1,053	658
Project costs and other expenses	85	243
Interest expense, net	14,418	17,067
Impairment of assets	53,917	14,118
Equity in income of partnerships	(4,154)	(4,192)
Loss (gains) on sales of interests in real estate), net	308	(20,887)
Gains on sales of non operating real estate	(486)	—
NOI from consolidated properties (Non-GAAP)	$53,184	$55,207

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$56,488	$56,227	$281	$5,016	$56,769	$61,243
Expense reimbursements	26,980	27,996	4	874	26,984	28,870
Percentage rent	178	393	148	(8)	326	385
Lease termination revenue	1,756	16	35	—	1,791	16
Other real estate revenue	2,513	2,089	27	136	2,540	2,225
Total real estate revenue	87,915	86,721	495	6,018	88,410	92,739
Property operating expenses
CAM and real estate taxes	(27,939)	(27,875)	(322)	(2,621)	(28,261)	(30,496)
Utilities	(4,142)	(4,104)	2	(33)	(4,140)	(4,137)
Other property operating expenses	(2,855)	(2,611)	30	(288)	(2,825)	(2,899)
Total property operating expenses	(34,936)	(34,590)	(290)	(2,942)	(35,226)	(37,532)
NOI from consolidated properties (Non-GAAP)	$52,979	$52,131	$205	$3,076	$53,184	$55,207

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended June 30, 2017 and 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$4,154	$4,192
Depreciation and amortization	3,026	2,584
Interest expense and other expenses, net	2,566	2,578
NOI from equity method investments at ownership share (Non-GAAP)	$9,746	$9,354

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$6,765	$6,954	$2,678	$1,666	$9,443	$8,620
Expense reimbursements	2,955	2,939	505	534	3,460	3,473
Percentage rent	84	57	—	—	84	57
Lease termination revenue	71	45	—	—	71	45
Other real estate revenue	267	230	226	159	493	389
Total real estate revenue	10,142	10,225	3,409	2,359	13,551	12,584
Property operating expenses
CAM and real estate taxes	(1,970)	(1,752)	(676)	(905)	(2,646)	(2,657)
Utilities	(201)	(198)	(100)	(121)	(301)	(319)
Other property operating expenses	(798)	(445)	(60)	191	(858)	(254)
Total property operating expenses	(2,969)	(2,395)	(836)	(835)	(3,805)	(3,230)
NOI from equity method investments at ownership share (Non-GAAP)	$7,173	$7,830	$2,573	$1,524	$9,746	$9,354

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Six Months Ended June 30, 2017 and June 30, 2016
(in thousands)

	2017	2016
Net (loss) income	$(53,763)	$11,098
Other income	(1,680)	(2,030)
Depreciation and amortization	64,686	65,397
General and administrative expenses	18,273	17,469
Provision for employee separation expense	1,053	1,193
Project costs and other expenses	397	294
Interest expense, net	29,756	36,413
Impairment of assets	53,917	14,724
Equity in income of partnerships	(7,890)	(8,075)
Loss (gains) on sales of interests in real estate), net	365	(22,922)
Gains on sales of non operating real estate	(486)	(9)
NOI from consolidated properties (Non-GAAP)	$104,628	$113,552

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$113,155	$112,897	$1,049	$15,339	$114,204	$128,236
Expense reimbursements	55,010	56,628	71	3,376	55,081	60,004
Percentage rent	484	759	146	77	630	836
Lease termination revenue	2,201	195	71	56	2,272	251
Other real estate revenue	4,460	4,221	187	647	4,647	4,868
Total real estate revenue	175,310	174,700	1,524	19,495	176,834	194,195
Property operating expenses
CAM and real estate taxes	(56,909)	(56,728)	(1,304)	(7,957)	(58,213)	(64,685)
Utilities	(7,964)	(8,087)	1	(376)	(7,963)	(8,463)
Other property operating expenses	(5,927)	(5,997)	(103)	(1,498)	(6,030)	(7,495)
Total property operating expenses	(70,800)	(70,812)	(1,406)	(9,831)	(72,206)	(80,643)
NOI from consolidated properties (Non-GAAP)	$104,510	$103,888	$118	$9,664	$104,628	$113,552

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended June 30, 2017 and 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$7,890	$8,075
Depreciation and amortization	5,592	5,018
Interest expense and other expenses, net	5,116	5,159
NOI from equity method investments at ownership share (Non-GAAP)	$18,598	$18,252

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$13,664	$13,843	$4,279	$3,667	$17,943	$17,510
Expense reimbursements	6,189	6,389	1,107	1,136	7,296	7,525
Percentage rent	121	114	—	15	121	129
Lease termination revenue	145	48	—	—	145	48
Other real estate revenue	497	463	385	301	882	764
Total real estate revenue	20,616	20,857	5,771	5,119	26,387	25,976
Property operating expenses
CAM and real estate taxes	(4,255)	(4,182)	(1,549)	(1,837)	(5,804)	(6,019)
Utilities	(415)	(380)	(242)	(270)	(657)	(650)
Other property operating expenses	(1,210)	(1,110)	(118)	55	(1,328)	(1,055)
Total property operating expenses	(5,880)	(5,672)	(1,909)	(2,052)	(7,789)	(7,724)
NOI from equity method investments at ownership share (Non-GAAP)	$14,736	$15,185	$3,862	$3,067	$18,598	$18,252

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2017	2016	2017	2016
Net (loss) income	$(53,277)	$9,169	$(53,763)	$11,098
Depreciation and amortization on real estate
Consolidated properties	32,506	31,297	63,940	64,663
PREIT's share of equity method investments	3,026	2,584	5,592	5,018
Loss (Gains on sales of interests in real estate), net	308	(20,887)	365	(22,922)
Impairment of assets	53,917	14,118	53,917	14,724
Dividends on preferred shares	(7,067)	(3,962)	(13,272)	(7,924)
Funds from operations attributable to common shareholders and OP Unit holders	$29,413	$32,319	$56,779	$64,657
Provision for employee separation expense	1,053	658	1,053	1,193
Loss on hedge ineffectiveness	—	—	—	143
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$30,466	$32,977	$57,832	$65,993
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$30,466	$32,977	$57,832	$65,993
Adjustments:
Straight line rent	$(588)	$(798)	$(1,382)	$(1,515)
Recurring capital expenditures	(5,274)	(3,808)	(8,237)	(4,409)
Tenant allowances	(4,990)	(7,298)	(10,139)	(12,990)
Capitalized leasing costs	(1,423)	(1,279)	(3,090)	(3,016)
Amortization of above- and below-market lease intangibles	(1,278)	(88)	(1,381)	(500)
Funds available for distribution to common shareholders and OP Unit holders	$16,913	$19,706	$33,603	$43,563
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.38	$0.42	$0.73	$0.83
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.39	$0.43	$0.74	$0.85
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.22	$0.25	$0.43	$0.56
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			46.9%	45.9%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			46.7%	43.7%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			84.8%	68.9%
Weighted average number of shares outstanding	69,307	69,091	69,263	69,032
Weighted average effect of full conversion of OP Units	8,313	8,327	8,313	8,333
Effect of common share equivalents	—	68	57	125
Total weighted average shares outstanding, including OP Units	77,620	77,486	77,633	77,490

(1)	Twelve months ended June 30, 2017 and June 30, 2016, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended June 30, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	34	96,738	6.6	$35.80	N/A	N/A	N/A	N/A	$4.53
Over 10k sf	8	104,596	9.1	17.13	N/A	N/A	N/A	N/A	7.84
Total New Leases	42	201,334	7.1	$26.10	N/A	N/A	N/A	N/A	$6.25
Renewal Leases
Under 10k sf	71	123,600	4.1	$75.52	$74.25	$1.27	1.7%	3.7%	$0.08
Over 10k sf	6	146,706	3.0	11.51	11.22	0.29	2.6%	11.8%	—
Total Fixed Rent	77	270,306	4.0	$40.78	$40.04	$0.74	1.8%	5.0%	$0.04
Percentage in Lieu	1	4,734	3.0	3.81	4.56	(0.75)	(16.4)%	N/A	—
Total Renewal Leases	78	275,040	4.0	$40.14	$39.43	$0.71	1.8%	5.0%	$0.04
Total Non Anchor (4)	120	476,374	5.1	$34.21
Anchor
New Leases	2	143,094	10.0	$5.29	N/A	N/A	N/A	N/A	$3.84
Renewal Leases	2	387,765	11.0	$5.97	$5.97	$—	—%	N/A
Total (4)	4	530,859	10.5	$5.79

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)	Includes eight leases and 20,499 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Six Months Ended June 30, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	96	183,329	6.4	$45.47	N/A	N/A	N/A	N/A	$7.47
Over 10k sf	13	210,465	9.8	17.04	N/A	N/A	N/A	N/A	6.99
Total New Leases	109	393,794	6.8	$30.28	N/A	N/A	N/A	N/A	$7.21
Renewal Leases
Under 10k sf	154	293,368	3.9	$62.19	$60.96	$1.23	2.0%	4.9%	$0.03
Over 10k sf	9	204,436	2.9	13.54	13.25	0.29	2.2%	8.1%	—
Total Fixed Rent	163	497,804	3.8	$42.21	$41.37	$0.84	2.0%	5.3%	$0.02
Percentage in Lieu	3	14,843	1.7	5.28	5.51	(0.23)	(4.2)%	N/A	—
Total Renewal Leases	166	512,647	3.8	$41.14	$40.33	$0.81	2.0%	5.3%	$—
Total Non Anchor (4)	275	906,441	5.0	$36.42
Anchor
New Leases	5	349,972	11.0	$7.70	N/A	N/A	N/A	N/A	$1.38
Renewal Leases	3	599,765	9.0	4.35	4.36	(0.01)	(0.2)%	N/A	—
Total (4)	8	949,737	10.3	$5.58

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)	Includes 17 leases and 39,275 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2017								June 30, 2016
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls excluding held for sale	84.7%	$478	$59.94	13.2%	92.6%	89.9%	93.9%	91.8%	78.5%	$477	$58.78	13.1%	93.5%	90.4%
Malls held for sale	5.0%	$350	$42.06	12.9%	95.7%	91.8%	97.0%	93.8%	4.8%	$359	$40.95	12.3%	95.8%	92.1%
Malls sold (3)	1.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.3%	$325	$31.45	11.7%	94.4%	88.3%
Malls Total	91.5%	$468	$58.58	13.2%	92.9%	90.0%	94.1%	91.9%	92.6%	$458	$55.35	13.0%	93.8%	90.3%
Other Retail Properties	5.3%	N/A	$26.78	—%	91.4%	90.7%	91.4%	90.7%	4.1%	N/A	$26.19	N/A	96.5%	96.2%
Total Retail Properties	96.8%	N/A	$51.05	N/A	92.7%	90.1%	93.9%	91.7%	96.7%	N/A	$48.98	N/A	94.0%	91.1%
Sold Properties (4)	—%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.4%	N/A	N/A	N/A	N/A	N/A
Other Properties (5)	3.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.9%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$468	$51.05		92.7%	90.1%	93.9%	91.7%	100.0%	$458	$48.98		94.0%	91.1%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $21.83 per square foot as of June 30, 2017 and $20.24 per square foot as of June 30, 2016.

(3)	Malls sold include Beaver Valley Mall, Crossroads Mall and Washington Crown Center

(4)	Sold properties include two street retail properties.

(5)	Operating metrics for Fashion Outlets of Philadelphia as of June 30, 2017 and 2016, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

		June 30, 2017			June 30, 2016			Change
	% of 4 Qtr Trailing NOI	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %		Non Anchor Occup. %
Top 5 Malls
Willow Grove Park		$659	97.7%	95.3%	$587	98.2%	96.2%	12.3%	(0.5)%		(0.9)%
Cherry Hill Mall		651	93.0%	91.5%	657	94.3%	93.1%	(0.9)%	(1.3)%		(1.6)%
Lehigh Valley Mall		567	92.5%	87.6%	565	96.6%	94.4%	0.4%	(4.1)%		(6.8)%
Woodland Mall		524	95.2%	95.2%	544	96.6%	96.6%	(3.7)%	(1.4)%		(1.4)%
Springfield Town Center		519	90.4%	87.1%	504	86.9%	82.3%	3.0%	3.5%	—	4.8%
	38.9%	$589	93.4%	90.6%	$579	94.0%	91.6%	1.7%	(0.6)%		(1.0)%

Malls 6 - 10
Jacksonville Mall		499	96.9%	93.9%	502	96.1%	92.4%	(0.6)%	0.8%		1.5%
The Mall at Prince Georges		485	93.7%	86.8%	462	96.4%	92.5%	5.0%	(2.7)%		(5.7)%
Dartmouth Mall		484	91.3%	85.7%	463	96.9%	95.0%	4.5%	(5.6)%		(9.3)%
Magnolia Mall		429	97.5%	95.3%	419	98.4%	96.4%	2.4%	(0.9)%		(1.1)%
Springfield Mall		420	95.3%	95.3%	409	98.1%	98.1%	2.7%	(2.8)%		(2.8)%
	15.8%	$455	94.2%	90.1%	$451	95.5%	92.3%	0.9%	(1.3)%		(2.2)%

Malls 11 - 15
Patrick Henry Mall		419	94.9%	92.5%	441	89.6%	84.8%	(5.0)%	5.3%		7.7%
Viewmont Mall		418	96.0%	92.8%	445	98.7%	96.6%	(6.1)%	(2.7)%		(3.8)%
Valley Mall		406	84.1%	98.5%	431	94.4%	90.4%	(5.8)%	(10.3)%		8.1%
Capital City Mall		404	98.6%	98.1%	431	91.9%	86.3%	(6.3)%	6.7%		11.8%
Moorestown Mall		382	91.9%	82.3%	375	89.9%	77.9%	1.9%	2.0%		4.4%
	14.8%	$407	93.3%	95.7%	$421	95.9%	92.2%	(3.3)%	(2.6)%		3.5%

Malls 16 - 20
Wyoming Valley Mall		373	90.1%	71.4%	395	96.0%	88.5%	(5.6)%	(5.9)%		(17.1)%
Cumberland Mall		373	95.9%	93.4%	372	95.2%	92.7%	0.3%	0.7%		0.7%
Francis Scott Key Mall		372	94.3%	91.1%	367	91.8%	87.2%	1.4%	2.5%		3.9%
Plymouth Meeting Mall		334	93.9%	90.7%	336	94.6%	91.6%	(0.6)%	(0.7)%		(0.9)%
Exton Square Mall		330	82.5%	77.9%	337	76.4%	80.2%	(2.1)%	6.1%		(2.3)%
	15.2%	$356	90.3%	83.5%	$360	89.7%	85.4%	(1.1)%	0.6%		(1.9)%

Malls excluding held for sale	84.7%	478	92.6%	89.9%	$477	93.5%	90.4%	0.2%	(0.9)%		(0.5)%

Marketed and held for sale
Valley View Mall		383	93.6%	91.4%	388	95.9%	94.5%	(1.3)%	(2.3)%		(3.1)%
Logan Valley Mall		324	96.7%	92.1%	335	95.8%	90.0%	(3.3)%	0.9%		2.1%
	5.0%	$350	95.7%	91.8%	$359	95.8%	92.1%	(2.5)%	(0.1)%		(0.3)%

Malls Sold	1.8%	N/A	N/A	N/A	$325	94.4%	88.3%	N/A	N/A		N/A

All Malls	91.5%	$468	92.9%	90.0%	$458	93.8%	90.3%	2.2%	(0.9)%		(0.3)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	44	8	52	4.1%
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	41	6	47	4.0%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	63	9	72	3.1%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	19	9	28	2.5%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	20	4	24	2.5%
J.C. Penney Company, Inc. (3)	JC Penney	16	2	18	2.2%
Express, Inc	Express, Express Factory Outlet, Express Men	14	3	17	2.0%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	50	8	58	1.9%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	31	6	37	1.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	7	2	9	1.8%
Macy's	Bloomingdale's, Macy's	16	2	18	1.7%
Forever 21, Inc.	Forever 21	8	1	9	1.5%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	30	6	36	1.5%
Advent CR Holdings, Inc.	Charlotte Russe	14	2	16	1.5%
Regal Entertainment Group	Regal Cinemas	4	—	4	1.4%
H&M Hennes & Mauritz L.P.	H & M	13	—	13	1.1%
The Children's Place Retail Stores, Inc.	The Children's Place	16	2	18	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.0%
Shoe Show, Inc.	Shoe Department	15	2	17	1.0%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	17	3	20	1.0%
Total Top 20 Tenants		446	75	521	38.8%
Total Leases		1,636	345	1,981	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of June 30, 2017.

(3)	Includes a store at Willow Grove Park that the tenant closed in 2017.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of June 30, 2017
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 and Prior	95	327,053	3.8%	$15,443	$13,530	4.5%	$47.22
2017	142	249,251	2.9%	13,491	11,907	3.9%	54.13
2018	266	954,291	11.2%	40,692	36,520	12.0%	42.64
2019	261	974,481	11.5%	40,056	36,371	12.0%	41.10
2020	204	1,044,352	12.3%	34,242	29,592	9.7%	32.79
2021	179	911,131	10.7%	33,073	28,315	9.3%	36.30
2022	137	494,252	5.8%	24,736	21,763	7.2%	50.05
2023	120	689,695	8.1%	27,017	24,408	8.0%	39.17
2024	127	507,978	6.0%	27,642	25,743	8.5%	54.42
2025	172	768,535	9.0%	36,657	28,011	9.2%	47.70
2026	123	595,209	7.0%	26,836	20,174	6.6%	45.09
Thereafter	109	985,464	11.6%	29,309	27,353	9.1%	29.74
Total/Average	1,935	8,501,692	100.0%	$349,194	$303,687	100.0%	$41.07

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2018	5	589,163	10.1%	$2,806	$2,806	10.9%	$4.76
2019	8	1,086,521	18.5%	3,969	3,969	15.4%	3.65
2020	7	824,896	14.1%	3,224	3,224	12.5%	3.91
2021	8	791,412	13.5%	5,059	3,851	14.9%	6.39
2022	9	1,321,331	22.5%	4,910	4,559	17.7%	3.72
2023	—	—	—%	—	—	—%	—
2024	—	—	—%	—	—	—%	—
2025	2	390,245	6.7%	1,279	1,279	5.0%	3.28
2026	1	58,371	1.0%	803	803	3.1%	13.76
2027	1	155,392	2.7%	445	445	1.7%	2.86
Thereafter	5	631,009	10.8%	4,850	4,850	18.8%	7.69
Total/Average	46	5,848,340	100.0%	$27,345	$25,786	100.0%	$4.68

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 405,897 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2017

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	53,787	184,218	5,475	516,607

		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	194,641	414,776	56,521	1,282,823
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington Coat Factory	2019	80,983	BJ's Wholesale Club	117,889	189,559	153,262	27,494	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	82,696	147,976	46,081	670,201
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall (1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	58,269	229,847	141,490	991,478
		Sears	2019	144,301
		Round 1	2027	58,371
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	169,590	34,928	756,040
		Sears	2018	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	124,803	15,303	495,031
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	149,274	363,699	72,298	1,169,257
		Macy's	2022	212,000

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2017 (continued)
(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	164,214	13,127	528,605
		Best Buy	2018	32,054
		JCPenney	2022	104,107

		Dick's Sporting Goods	2018				45,000
Moorestown Mall	Moorestown, NJ	Boscov's	2020	202,765	Lord & Taylor	121,200	32,504	191,848	60,779	872,530
		Sears	2022	205,591
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	57,684	215,209	22,073	714,585
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2021	188,429			162,293	215,410	43,858	723,145
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	191,618	10,450	610,544
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	174,249	311,587	101,027	1,395,317
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2017 (continued)

(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			161,532	218,647	57,885	917,683
		Macy's	2018	195,655
		Target	2019	135,186
Valley Mall	Hagerstown, MD	Bon-Ton (2)	2019	123,094	(3)	—	95,023	235,677	125,696	913,401
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	151,300	17,695	577,961
Willow Grove Park	Willow Grove, PA	JCPenney (4)	2032	124,660	Bloomingdale's	237,537	88,284	269,462	17,510	1,178,369
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI				JCPenney	254,905	163,473	253,615	21,218	850,527
					Macy's	157,316
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			50,997	173,718	90,020	906,845
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears	2018	117,477
Total Malls Excluding Marketed and Held for Sale Malls				5,170,921		3,811,724	2,677,889	4,380,476	980,928	17,021,938

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2017 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	284,510	48,100	369,913
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	172,698	15,207	75,387	462,882
					Weis Market	65,032
Total Other Retail Properties				126,805		747,942	896,099	410,150	134,515	2,315,511
Portfolio Total Excluding Held For Sale Malls				5,297,726		4,559,666	3,573,988	4,790,626	1,115,443	19,337,449
Marketed and Held For Sale Malls
Logan Valley Mall	Altoona, PA	JCPenney	2022	146,497			101,388	201,495	25,952	783,092
		Macy's	2020	149,197
		Sears	2019	158,563
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	154,878	23,894	528,093
					Sears	113,252
		Dick's Sporting Goods	2025				45,000
Total Marketed and Held for Sale Malls				550,614		154,596	199,756	356,373	49,846	1,311,185
Total Portfolio				5,848,340		4,714,262	3,773,744	5,146,999	1,165,289	20,648,634

(1)Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2)BonTon will be closing and replaced with Belk in 2018.
(3)Vacant GLA includes 120,000 square feet from former Macy's, which closed this tenant owned store in March 2016. PREIT purchased this location in April 2017.
(4)Closed in July 2017.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary

	Former/Existing Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed/Closing	Date Decommissioned	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:
Cumberland Mall	JC Penney (1)	51	Q3 2015	Q3 2015	Dick's Sporting Goods	50	Q4 2016
Exton Square Mall	JC Penney (1)	118	Q2 2015	N/A	Round 1	58	Q4 2016
In process:
Exton Square Mall	K-mart (1)	96	Q1 2016	Q2 2016	Whole Foods	58	Q4 2017
Viewmont Mall	Sears (1)	193	Q3 2016	Q2 2017	Dick's Sporting Goods/Field & Stream	90	Q3 2017
					Home Goods	23	Q3 2017
Capital City Mall	Sears (1)	101	Q1 2017	Q2 2017	Dick's Sporting Goods	62	Q3 2017
					Small shop space and outparcels	55	Q4 2017
Woodland Mall	Sears (1)(4)	313	Q2 2017	Q2 2017	Von Maur	86	Q4 2019
					Restaurants and small shop space	TBD	Q4 2019
Magnolia Mall	Sears (1)	91	Q1 2017	Q2 2017	Burlington	46	Q4 2017
					Home Goods, Five Below and outparcels	45	Q2 2018
Valley View Mall	Macy's (1)(5)	100	Q2 2017	Q2 2017	Herberger's	100	Q3 2017
Pending:
Plymouth Meeting Mall	Macy's (3)	215	Q1 2017	N/A	To be determined
Moorestown Mall	Macy's (1)(2)	200	Q1 2017	N/A	To be determined	43
Valley Mall	Macy's (1)(5)	120	Q1 2016	N/A	To be determined	70
	BonTon (1)	123	Q1 2018	N/A	Belk	123	Q4 2018
Willow Grove Park	JC Penney(1)(6)	124	Q3 2017		To be determined

(1)	PREIT owned

(2)	Purchased by PREIT in July 2017

(3)	Third party owned

(4)	Purchased by PREIT in the fourth quarter of 2016

(5)	Purchased by PREIT in April 2017

(6)	Closed in July 2017

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands)

	June 30, 2017	December 31, 2016
ASSETS	(unaudited)
Investments in real estate, at cost
Operating properties	$3,042,247	$3,196,529
Construction in progress (CIP)	137,369	97,575
Land held for development	5,913	5,910
Total investments in real estate	3,185,529	3,300,014
Accumulated depreciation	(1,055,334)	(1,060,845)
Net investments in real estate	2,130,195	2,239,169
Investments in partnerships, at equity	206,618	168,608
Other assets:
Cash and cash equivalents	19,021	9,803
Rent and other receivables (1)	29,742	39,026
Intangible assets, net	18,645	19,746
Deferred costs and other assets, net	99,886	93,800
Assets held for sale	81,559	46,680
Total assets	$2,585,666	$2,616,832
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans, net	$1,036,640	$1,222,859
Term Loans, net	547,376	397,043
Revolving Facility	52,000	147,000
Tenants’ deposits and deferred rent	11,280	13,262
Distributions in excess of partnership investments	60,659	61,833
Fair value of derivative instruments	654	1,520
Liabilities related to assets held for sale	36,857	2,658
Other liabilities	66,126	68,251
Total liabilities	1,811,592	1,914,426
Equity:
Total equity	774,074	702,406
Total liabilities and equity	$2,585,666	$2,616,832

(1)	Total includes straight line rent of $23.7 million as of June 30, 2017 and $23.7 million as of December 31, 2016.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands)

	As of June 30, 2017	As of December 31, 2016
ASSETS:
Investments in real estate, at cost:
Operating properties	$301,866	$307,001
Construction in progress	127,358	82,295
Total investments in real estate	429,224	389,296
Accumulated depreciation	(109,301)	(105,546)
Net investments in real estate	319,923	283,750
Cash and cash equivalents	23,123	12,089
Deferred costs and other assets, net	19,152	17,978
Total assets	362,198	313,817
LIABILITIES:
Mortgage loans payable, net	199,225	200,876
Other liabilities	17,014	6,166
Total liabilities	216,239	207,042
Net investment	$145,959	$106,775
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$206,618	$168,608
Distributions in excess of partnership investments	(60,659)	(61,833)
Net investment	$145,959	$106,775

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, changes in our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	June 30, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development		CIP	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$112,280	$4,511	$42,038	$74,753	$112,256		$228	$40,264	$72,220
Cherry Hill Mall	473,765	3,247	221,650	255,362	471,953		422	209,950	262,425
Cumberland Mall	82,196	—	23,927	58,269	81,805		533	22,351	59,987
Dartmouth Mall	73,241	1,942	37,139	38,044	70,324		35	35,902	34,457
Exton Square Mall	165,859	22,434	51,175	137,118	165,118		21,360	48,842	137,636
Francis Scott Key Mall	95,234	3,341	36,981	61,594	93,467		1	35,118	58,350
Jacksonville Mall	86,659	—	34,354	52,305	85,889		—	32,792	53,097
Logan Valley Mall	—	—	—	—	107,813		—	37,613	70,200
Magnolia Mall	91,332	1,676	43,418	49,590	90,582		973	41,993	49,562
Moorestown Mall	152,229	625	55,751	97,103	152,227		18	51,616	100,629
Patrick Henry Mall	152,138	—	64,263	87,875	151,733		640	62,121	90,252
Plymouth Meeting Mall	187,465	1,700	75,838	113,327	177,112		3,752	71,186	109,678
The Mall at Prince Georges	110,297	5,480	53,071	62,706	108,120		1,549	51,459	58,210
Springfield Town Center	488,178	—	29,152	459,026	485,265		—	21,922	463,343
Valley Mall	112,211	12,441	41,258	83,394	109,806		40	39,363	70,483
Valley View Mall	—	—	—	—	79,376		—	24,710	54,666
Viewmont Mall	103,537	14,791	38,602	79,726	102,498		6,096	36,930	71,664
Willow Grove Park	242,886	—	93,815	149,071	241,252		—	88,976	152,276
Woodland Mall	196,956	30,535	66,297	161,194	196,014		28,692	63,204	161,502
Wyoming Valley Mall	115,784	1,417	46,606	70,595	113,919		7	44,533	69,393
Total Malls	3,042,247	104,140	1,055,335	2,091,052	3,196,529		64,346	1,060,845	2,200,030
Other Properties
Springhills	—	19,229	—	19,229	—		19,229	—	19,229
White Clay Point	—	14,000	—	14,000	—		14,000	—	14,000
Land held for development	5,913	—	—	5,913	5,910		—	—	5,910
Total Other Properties	5,913	33,229	—	39,142	5,910		33,229	—	39,139
Total Investment in Real Estate	$3,048,160	$137,369	$1,055,335	$2,130,194	$3,202,439		$97,575	$1,060,845	$2,239,169

Properties held for sale
Logan Valley Mall	$47,480	$—	$15,942	$31,538	$—		$—	$—	$—
Valley View Mall	52,419	2,751	10,072	45,098	—	—	—	—	—
Total held for sale	$99,899	$2,751	$26,014	$76,636	$—		$—	$—	$—

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	June 30, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion Outlets of Philadelphia(1)	$78,253	$126,274	$17,502	$187,025	$83,780	$81,113	$16,798	$148,095
Lehigh Valley Mall	47,946	100	27,204	20,842	47,786	265	26,296	21,755
Springfield Mall	57,772	66	20,241	37,597	57,462	66	19,474	38,054
Total Unconsolidated Malls	183,971	126,440	64,947	245,464	189,028	81,444	62,568	207,904
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,715	29	2,127	25,617	27,793	29	1,514	26,308
Metroplex Shopping Center	42,918	26	24,494	18,450	42,918	26	24,200	18,744
The Court at Oxford Valley	28,970	9	11,878	17,101	28,970	9	11,571	17,408
Red Rose Commons	11,996	70	3,557	8,509	11,996	3	3,451	8,548
Total Unconsolidated Other Retail Properties	111,599	134	42,056	69,677	111,677	67	40,736	71,008
Unconsolidated Property Under Development
Pavilion at Market East	6,296	784	2,298	4,782	6,296	784	2,242	4,838
Total Unconsolidated Properties Under Development	6,296	784	2,298	4,782	6,296	784	2,242	4,838
TOTAL INVESTMENT IN REAL ESTATE	$301,866	$127,358	$109,301	$319,923	$307,001	$82,295	$105,546	$283,750
(1)CIP includes $41.0 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of June 30, 2017

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305-$365	$91.5	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail, destination dining and entertainment experiences.

Woodland Mall Grand Rapids, MI	$74-78	$74-78	$29.3	5-6%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of high-quality retail and polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$34-$35	$34-35	$8.4	8-9%	2016	2018	2019
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Anchor replacements:

Capital City Mall Camp Hill, PA	$28-$30	$28-30	$9.5	7-9%	2017	2017	2019
-58,000 square foot Dick’s Sporting Goods will replace Sears along with Fine Wine + Good Spirits and an additional medium box.

Exton Square Mall - Phase I Exton, PA	$29.5	$29.5	$29.5	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

Magnolia Mall Florence, SC	$15-$19	$15-$19	$3.0	7-9%	2017	2017	2019
-60,000 square foot, first-to-market Burlington along with Five Below and off-price home furnishings retailer will replace Sears.

Viewmont Mall Scranton, PA	$21-$22	$21-$22	$14.8	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept and HomeGoods to replace Sears anchor store location.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended June 30, 2017			Six Months Ended June 30, 2017
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$37,024	$23,950	$60,974	$54,384	$39,624	$94,008
New development projects	—	24	24	—	26	26
Tenant allowances	4,608	382	4,990	9,735	404	10,139
Recurring capital expenditures:
CAM expenditures	4,378	20	4,398	7,323	33	7,356
Non-CAM expenditures	870	6	876	979	(98)	881
Total recurring capital expenditures	5,248	26	5,274	8,302	(65)	8,237
Total	$46,880	$24,382	$71,262	$72,421	$39,989	$112,410

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of June 30, 2017
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,034,530	55.3%	$5,844	0.3%	$1,040,374	55.6%
Unconsolidated mortgage loans payable (3)	175,504	9.4%	24,273	1.3%	199,777	10.7%
Held for sale mortgage loan payable (4)	28,893	1.5%	—	—%	28,893	1.5%
Term Loans (5)	500,000	26.7%	50,000	2.7%	550,000	29.4%
2013 Revolving Facility	—	—%	52,000	2.8%	52,000	2.8%
TOTAL OUTSTANDING DEBT	$1,738,927	92.9%	$132,117	7.1%	$1,871,044	100.0%
AVERAGE STATED INTEREST RATE	3.86%		2.45%		3.76%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $3,733.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $552.

(4)	Mortgage loan secured by Valley View Mall which is held for sale as of June 30, 2017. Excludes deferred financing costs of $168.

(5)	Excludes deferred financing costs of $2,624.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	Total
Beginning Balance	3/31/2017	$1,274,330	$135,000	$400,000	$1,809,330
Mortgage loan amortization, including our share of debt equity method investees		(5,286)	—	—	(5,286)
2017 Term Loan Borrowing		—	(150,000)	150,000	—
2013 Revolving Facility, net		—	67,000	—	67,000
Ending Balance	6/30/2017	$1,269,044	$52,000	$550,000	$1,871,044
Weighted Average Balance		$1,270,808	$59,604	$497,253	$1,827,771

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2017	$11,518	$(613)	$3,283	$—	$—	$(416)	$13,772
2018	22,243	(927)	89,450	52,000	—	(749)	162,017
2019	23,176	(869)	—	—	150,000	(574)	171,733
2020	23,003	(818)	85,680	—	150,000	(484)	257,381
2021	21,287	(473)	216,760	—	250,000	(401)	487,173
Thereafter	37,460	(753)	735,184	—	—	—	771,891
	$138,687	$(4,453)	$1,130,357	$52,000	$550,000	$(2,624)	$1,863,967

(1)
The weighted average period to mortgage loan maturity is 5.23 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2017	$3,291	3.31%
2018	89,450	3.25%
2019	—	—%
2020	91,612	5.90%
2021	226,555	3.58%
Thereafter	858,136	4.26%
Total	$1,269,044	4.18%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of June 30, 2017
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Francis Scott Key Mall (1)	$62,625	3.71%	$2,311	$62,625	Mar 2018	Mar 2018
Valley View Mall (2)	28,893	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall (3)	62,719	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	128,040	3.02%	5,553	121,600	Apr 2021	Apr 2021
Red Rose Commons (3)	13,578	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (3)	27,937	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	60,635	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	46,013	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	284,699	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	61,903	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (3)	39,628	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	75,559	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	93,217	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (3)	31,643	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	164,839	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,238,928	4.23%	$74,016	$1,100,250
Variable Rate Mortgage Loans
Pavilion East Associates (3)	$3,291	3.31%	$201	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.12%	183	5,843	Mar 2018	Mar 2018
Gloucester Premium Outlets (3)	20,981	1.92%	458	20,981	June 2018	June 2019
Total Variable Rate Mortgage Loans	$30,116	2.31%	$842	$30,107
Total Mortgage Loans	$1,269,044	4.18%	$74,858	$1,130,357
CONSOLIDATED MORTGAGE LOANS	$1,069,267	4.04%	$61,409	$949,613
CONSOLIDATED DEFERRED FINANCING FEES	(3,901)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (3)	199,777	4.93%	13,449	180,744
UNCONSOLIDATED DEFERRED FINANCING FEES (3)	(552)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	2.95%	4,425	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	250,000	3.04%	7,600	250,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	100,000	2.68%	2,680	100,000	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	50,000	2.50%	1,250	50,000	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(2,624)	N/A	N/A	N/A
2013 REVOLVING FACILITY	52,000	2.48%	1,287	52,000	June 2018	June 2020
Total	$1,863,967	3.76%	$92,100	$1,732,357
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,863,967	3.94%	$92,100	$1,732,357

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)	Valley View Mall was classified as held for sale as of June 30, 2017.

(3)	Includes our share of debt of equity method investees, based on our ownership percentage.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

June 30, 2017
Consolidated Liabilities to Gross Asset Value	49.09%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	31.69%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.04
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.31
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	14.64%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2016 Annual Report on Form 10-K dated February 28, 2017.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. When used, the words “anticipate,” “believe,” “estimate,” “target,” “goal,” ”expect,” “intend,” “may,” “plan,” “project,” “result,” “should,” “will,” and similar expressions, which do not relate solely to historical matters, are intended to identify  forward looking statements. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	our substantial debt and the liquidation preference value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.